UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 17, 2008
F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)
FLORIDA

(State or Other Jurisdiction of Incorporation)

001-31940	25-1255406

(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148

(Address of Principal Executive Offices)	(Zip Code)
(724) 981-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     On December 17, 2008, the Compensation Committee of F.N.B. Corporation’s (the Corporation) Board of Directors approved an amendment to the employment contracts of Vincent Calabrese, Vincent Delie, Scott Free, David Mogle, James Orie, Gary Guerrieri and Louise Lowrey for the purpose of compliance with Internal Revenue Code (Code) Section 409A. The amendment provides that if the Corporation is unable to make certain payments to an employee during the first six months after the employee’s separation from service with the Corporation due to the restrictions under Code Section 409A, then the Corporation will accumulate the amounts it was unable to pay and make such payment in the seventh month after the employee’s separation from service. A copy of the form of the amendment for each of the above referenced employment contracts is attached as Exhibit 10.1 to this Form 8-K.
     Additionally, the Compensation Committee approved an Amendment to the Deferred Compensation Agreement of the Chairman of the Board, Stephen J. Gurgovits that provides for further deferral in Mr. Gurgovits’ payments until 2014. A copy of the Amendment to the Deferred Compensation Agreement is attached as Exhibit 10.2 to this Form 8-K.
ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS
     Amended and Restated Bylaws:
     On December 17, 2008 the Corporation’s Board of Directors unanimously voted to amend and restate the Bylaws to declassify the Corporation’s Board of Directors. Under the amendments, each director in office on December 17, 2008 will continue to serve until the expiration of the term of office to which the director was most recently elected or appointed or the director’s earlier death, resignation, retirement, disqualification or removal. After December 17, 2008, each director who is elected at any meeting of shareholders or appointed to fill a vacancy on the board shall serve until the election of such director’s successor or the directors earlier death, resignation, or retirement, disqualification or removal. Therefore, assuming that each currently serving director serves the remaining full term to which he or she was elected or appointed, the Corporation’s shareholders will vote to elect the entire board of directors each year commencing with the annual meeting of shareholders to be held in 2011.
     The bylaws confirming the amendments to Section 2.02, 2.03 and 2.04 are attached as Exhibit 3.1 to this Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Exhibits:

3.1	Bylaws of the Corporation as currently in effect.

10.1	Amendment to Employment Agreement.

10.2	Amendment to Deferred Compensation Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
(Registrant)

By: Name:	/s/ Brian F. Lilly Brian F. Lilly
Title:	Chief Financial Officer
(Principal Financial Officer)
Dated: December 22, 2008